UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2010

BIGLARI HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

INDIANA	0-8445	37-0684070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 East Houston Street, Suite 1300 San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(317) 633-4100

The Steak n Shake Company
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 8, 2010, Biglari Holdings Inc., formerly known as The Steak n Shake Company (the “Company”), filed Articles of Amendment to its Amended and Restated Articles of Incorporation (the “Amendment”) with the Secretary of State of Indiana.  The Amendment deleted an unnecessary post office address, removed nonessential detailed language about the business’s purpose and changed the name of the Company from “The Steak n Shake Company” to “Biglari Holdings Inc.”, effective immediately.  The Amendment was approved by the Company’s shareholders at the Company’s Annual Meeting of Shareholders, discussed in Item 5.07 below.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 8, 2010 (the “Meeting”). The total number of shares of the Company’s common stock, stated value $0.50 per share, voted in person or by proxy at the Meeting was 1,268,591, representing approximately 88.3% of the 1,436,145 shares outstanding and entitled to vote at the Meeting.  The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each matter is set out below.  There were no broker non-votes with respect to any matter voted upon at the Meeting.

1.	The election of the nominees listed below as directors of the Company:

	FOR	WITHHOLD

Sardar Biglari	991,956	23,569

Philip L. Cooley	997,807	17,718

Ruth J. Person	1,005,540	9,985

William J. Regan, Jr.	1,005,735	9,790

John W. Ryan	1,000,265	15,260

2.
The ratification of the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year was approved by 99.2% of the total votes.

1,257,901 (99.2%)	6,306 (0.5%)	4,384 (0.3%)
FOR	AGAINST	ABSTAIN

3.
The amendment to the Restated Articles of Incorporation of the Company to delete an unnecessary post office address, remove nonessential detailed language about the business’s purpose, and to change the name of the holding company to Biglari Holdings Inc. was approved by 94.2% of the total votes.

1,194,744 (94.2%)	68,066 (5.4%)	5,781 (0.5%)
FOR	AGAINST	ABSTAIN

Item 8.01.	Other Events.

In connection with the change of the Company’s name to Biglari Holdings Inc., the Company’s stock ticker symbol on the New York Stock Exchange has changed from “SNS” to “BH”, effective upon the commencement of trading on April 9, 2010.  Shareholders do not need to exchange their stock certificates.

Item 9.01.	Financial Statements and Exhibits.

d)	Exhibits

Exhibit No.	Descriptions
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company, dated April 8, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

April 9, 2010	BIGLARI HOLDINGS INC.

	By:	/s/ Duane E. Geiger
		Name:	Duane E. Geiger
		Title:	Interim Chief Financial Officer, Vice President, and Controller

Exhibit Index

Exhibit No.	Descriptions
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company, dated April 8, 2010.